Exhibit 99.0

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of First Federal Bancshares, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, James J. Stebor, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ James J. Stebor
James J. Stebor
President and Chief Executive Officer

May 14, 2003

A signed original of this written statement required by Section 906 has been provided to First Federal Bancshares, Inc. and will be retained by First Federal Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of First Federal Bancshares, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Cathy D. Pendell, Treasurer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ Cathy D. Pendell
Cathy D. Pendell
Treasurer

May 14, 2003

A signed original of this written statement required by Section 906 has been provided to First Federal Bancshares, Inc. and will be retained by First Federal Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.